UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2007
POPULAR, INC.
(Exact name of registrant as specified in its charter)

PUERTO RICO	000-13818	66-0667416

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 MUNOZ RIVERA AVENUE HATO REY, PUERTO RICO		00918

(Address of principal executive offices)		(Zip code)
(787) 765-9800
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23 CONSENT OF PRICEWATERHOUSECOOPERS LLP
EX-99.1 PART II, ITEM 7. MANGEMENT'S DISCUSSION AND ANALYSIS
EX-99.2 PART II, ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Item 8.01. Other Events
     This Current Report on Form 8-K and the exhibits hereto provide information on a change in segment reporting relating to Popular, Inc.’s (the “Corporation”) mainland U.S. operations and the effects of this change on the historical segment results presented in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Annual Report”).
     Effective in January 2007, the Corporation changed its business segment reporting by combining the operations of Banco Popular North America and Popular Financial Holdings into a single reportable segment named Popular North America. This change is the result of the restructuring and integration plan of the Corporation’s U.S. operations described in the 2006 Annual Report and in the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007, which should be referred to for a more complete description of the revised business segment reporting structure.
     Consistent with the presentation included in the Corporation’s Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007, the revised segment information included in the exhibits to this Form 8-K, also include a breakdown of the financial results of Popular North America’s operations into: Banco Popular North America, including E-LOAN, and Popular Financial Holdings. Prior to the Corporation’s reorganization, E-LOAN was reported as part of the Popular Financial Holdings’ reportable segment.
     The information included in this Current Report on Form 8-K does not in any way restate or revise the Corporation’s net income in any previously reported consolidated financial statements.
     This Current Report on Form 8-K and the exhibits hereto update the business segment information presented in the 2006 Annual Report, but only to the extent this information is impacted by the revised business segment reporting methodology. Portions of the following items from the 2006 Annual Report have been updated to reflect the revised business segment methodology:
•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (filed as Exhibit 99.1 and incorporated herein by reference).

•	Part II, Item 8. Financial Statements and Supplementary Data (filed as Exhibit 99.2 and incorporated herein by reference).
     All of the changes to the 2006 Annual Report relate solely to the presentation of segment specific disclosures on a basis consistent with how management currently evaluates the results of the segments. The revised reporting structure did not impact the consolidated statement of condition or the consolidated statements of income, changes in stockholders’ equity and cash flows. The information in this Current Report on Form 8-K is presented as of December 31, 2006 and other than as indicated above, has not been updated to reflect financial results subsequent to that date or any other changes since the date of the 2006 Annual Report.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits. The exhibits listed on the Exhibit Index accompanying this Form 8-K are filed herewith.

Exhibit No.

23	Consent of PricewaterhouseCoopers LLP

99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Part II, Item 8. Financial Statements and Supplementary Data, reflecting updated business segment disclosures. Also included is the Report of Independent Registered Public Accounting Firm dated February 28, 2007, except for Notes 10 and 30 which are as of October 3, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)
Date: October 8, 2007	By:	/s/ Ileana Gonzalez
Ileana Gonzalez Senior Vice President and Comptroller

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23	Consent of PricewaterhouseCoopers LLP

99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Part II, Item 8. Financial Statements and Supplementary Data, reflecting updated business segment disclosures. Also included is the Report of Independent Registered Public Accounting Firm dated February 28, 2007, except for Notes 10 and 30 which are as of October 3, 2007